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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 3, 2001 (March 20, 2001)
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                                 ARMITEC, INC.


Delaware                            0-11419                       22-2435595
--------                            -------                       ----------
(State or other                 (Commission File                 (IRS Employer
jurisdiction of                       No.)                          ID No.)
incorporation)



                 1295 West Garmon Road, N.W., Atlanta, GA, 30327
                 -----------------------------------------------
                    (Address of principal executive offices)



                                  404-352-8000
                                  ------------
              (Registrant's telephone number, including area code)



           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 20, 2001, Armitec, Inc. ("Armitec") a Delaware corporation, completed the previously announced share exchange with JRO Group, Inc., ("JRO") a Georgia corporation, and the JRO shareholders pursuant to the Plan and Agreement to Exchange Stock, dated as of December 12, 2000, as amended by the First Amendment to Plan and Agreement to Exchange Stock, dated as of January 10, 2001 (the "Definitive Exchange Agreement"). The share exchange became effective at the time of filing of a certificate of share exchange with the Georgia Secretary of State on March 20, 2001 (the "Effective Time"). As of the Effective Time, JRO became a wholly-owned subsidiary of Armitec. JRO is a privately-held Georgia corporation which services the uniform and accessory needs of law enforcement agencies, fire departments, parks and recreation departments and other municipal, state and county organizations throughout Georgia and other parts of the southeast United States. In addition to public agencies, JRO also services many private EMS groups, healthcare institutions and industrial firms. This acquisition adds a retail division to Armitec's business plan and adds significant revenues.

         The former shareholders of JRO are receiving approximately 7,500,000 shares of Armitec Common Stock in the share exchange.

         The Share Exchange is intended to qualify as a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986 as amended.

         The foregoing description of the Definitive Exchange Agreement is qualified in its entirety to the full text of such Definitive Exchange Agreement, a copy of which is attached hereto as an exhibit and which is incorporated herein by reference.

         Pursuant to the terms of the Definitive Exchange Agreement, Mr. Richard Orenstein, current President and a Director of JRO, was elected to the Board of Directors of Registrant.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.
                  To be filed by amendment.

         (b)      Pro Forma Financial Information.
                  To be filed by amendment.

         (c)      Exhibit

                  1.1 Plan and Agreement to Exchange Stock dated as of December 12, 2000 by and among Armitec, Inc., JRO Group, Inc. and the Shareholders of JRO Group, Inc.

                  1.2      First Amendment to Plan and Agreement to Exchange
                           Stock.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             ARMITEC, INC.
                                             (Registrant)


Dated: April 3, 2001                         By  /s/ Bruce R. Davis
                                                 ------------------------------
                                                 Bruce R. Davis
                                                 President


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